EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT                                                                         Sprint Corporation

Sprint Corporation is the parent. The subsidiaries of Sprint Corporation are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                          Ownership
                                                                                                        Interest Held
                                                                                Jurisdiction of            By Its
                                                                               Incorporation or           Immediate
Name                                                                             Organization              Parent
-----------------------------------------------------------------------------------------------------------------------
American Telecasting, Inc.                                                         Delaware                  100
     American Telecasting Development, Inc.                                        Delaware                  100
         Fresno MMDS Associates, A General Partnership                      California Partnership           35
             FMA Licensee Subsidiary, Inc.                                        California                 100
     American Telecasting of Anchorage, Inc.                                       Delaware                  100
     American Telecasting of Bend, Inc.                                            Delaware                  100
     American Telecasting of Billings, Inc.                                        Delaware                  100
     American Telecasting of Bismarck, Inc.                                        Delaware                  100
     American Telecasting of Central Florida, Inc.                                 Delaware                  100
     American Telecasting of Cincinnati, Inc.                                      Delaware                  100
     American Telecasting of Colorado Springs, Inc.                                Delaware                  100
     American Telecasting of Columbus, Inc.                                        Delaware                  100
     American Telecasting of Denver, Inc.                                          Delaware                  100
     American Telecasting of Fort Collins, Inc.                                    Delaware                  100
     American Telecasting of Fort Myers, Inc.                                      Delaware                  100
     American Telecasting of Green Bay, Inc.                                       Delaware                  100
         American Telecasting of Minnesota, Inc.                                   Delaware                  100
         American Telecasting of Nebraska, Inc.                                    Delaware                  100
         American Telecasting of North Dakota, Inc.                                Delaware                  100
         American Telecasting of South Dakota, Inc.                                Delaware                  100
     American Telecasting of Hawaii, Inc.                                          Delaware                  100
     American Telecasting of Jackson, Inc.                                         Delaware                  100
     American Telecasting of Jacksonville, Inc.                                    Delaware                  100
     American Telecasting of Lansing, Inc.                                         Delaware                  100
     American Telecasting of Lincoln, Inc.                                         Delaware                  100
     American Telecasting of Little Rock, Inc.                                     Delaware                  100
     American Telecasting of Louisville, Inc.                                      Delaware                  100
     American Telecasting of Medford, Inc.                                         Delaware                  100
     American Telecasting of Michiana, Inc.                                        Delaware                  100
     American Telecasting of Monterey, Inc.                                        Delaware                  100
     American Telecasting of Oklahoma, Inc.                                        Delaware                  100
     American Telecasting of Portland, Inc.                                        Delaware                  100
     American Telecasting of Rapid City, Inc.                                      Delaware                  100
     American Telecasting of Redding, Inc.                                         Delaware                  100
     American Telecasting of Rockford, Inc.                                        Delaware                  100
     American Telecasting of Salem/Eugene, Inc.                                    Delaware                  100
     American Telecasting of Santa Barbara, Inc.                                   Delaware                  100
     American Telecasting of Santa Rosa, Inc.                                      Delaware                  100
     American Telecasting of Sarasota, Inc.                                        Delaware                  100
     American Telecasting of Seattle, Inc.                                         Delaware                  90
     American Telecasting of Sheridan, Inc.                                        Delaware                  100
     American Telecasting of Sioux Valley, Inc.                                    Delaware                  100
     American Telecasting of Toledo, Inc.                                          Delaware                  100
     American Telecasting of Youngstown, Inc.                                      Delaware                  100
     American Telecasting of Yuba City, Inc.                                       Delaware                  100
     Fresno Wireless Cable Television, Inc.                                       Washington                 100
         Fresno MMDS Associates, A General Partnership                      California Partnership           65
     Superchannels of Las Vegas, Inc.                                               Arizona                  58

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                                                             Sprint Corporation

-----------------------------------------------------------------------------------------------------------------------
                                                                                                          Ownership
                                                                                                        Interest Held
                                                                                Jurisdiction of            By Its
                                                                               Incorporation or           Immediate
Name                                                                             Organization              Parent
-----------------------------------------------------------------------------------------------------------------------
Carolina Telephone and Telegraph Company                                        North Carolina               100
     Carolina Telephone Long Distance, Inc.                                     North Carolina               100
     SC One Company                                                                 Kansas                   100

Centel Corporation                                                                  Kansas                  91.4/(1)/
     Centel Capital Corporation                                                    Delaware                  100
     Centel Credit Company                                                         Delaware                  100
     Centel Directory Company                                                      Delaware                  100
         The CenDon Partnership                                              Illinois Partnership            50
     Centel-Texas, Inc.                                                              Texas                   100
         Central Telephone Company of Texas                                          Texas                   100
     Central Telephone Company                                                     Delaware                  100
         Central Telephone Company of Illinois                                     Illinois                  100
         Central Telephone Company of Virginia                                     Virginia                  100
         Sprint-Florida, Incorporated                                               Florida                  100
             United Telephone Communications Systems, Incorporated                  Florida                  100
             United Telephone Long Distance, Incorporated                           Florida                  100

C FON Corporation                                                                  Delaware                  100

DirectoriesAmerica, Inc.                                                            Kansas                   100
     Sprint Publishing & Advertising, Inc.                                          Kansas                   100

LD Corporation                                                                      Kansas                   100

North Supply Company                                                                 Ohio                    100
     Northstar Transportation, Inc.                                                 Kansas                   100
     North Supply Company of Lenexa                                                Delaware                  100
     North Supply International, Ltd.                                               Kansas                   100
     NSC Advertising, Inc.                                                          Kansas                   100
     Sprint Products Group, Inc.                                                    Kansas                   100

People's Choice TV Corporation                                                     Delaware                  100
     Alda Gold, Inc.                                                               Delaware                  100
     Alda Tucson, Inc.                                                             Delaware                  100
     Alda Wireless Holdings, Inc.                                                  Delaware                  100
     Broadcast Cable, Inc.                                                          Indiana                 24.9
     PCTV Development Co.                                                          Delaware                  100
     PCTV Gold, Inc.                                                               Delaware                  100
     People's Choice TV of Albuquerque, Inc.                                       Delaware                  100
     People's Choice TV of Houston, Inc.                                           Delaware                  100

-------------------------------------------------------------------------------------------------------------------

/(1)/ Sprint Corporation owns all of the common stock. The voting preferred stock is held by 11 Sprint subsidiaries.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                                                             Sprint Corporation

-----------------------------------------------------------------------------------------------------------------------
                                                                                                          Ownership
                                                                                                        Interest Held
                                                                                Jurisdiction of            By Its
                                                                               Incorporation or           Immediate
Name                                                                             Organization              Parent
-----------------------------------------------------------------------------------------------------------------------
(People's Choice TV Corporation subsidiaries continued)

     People's Choice TV of Milwaukee, Inc.                                         Delaware                  100
     People's Choice TV of Salt Lake City, Inc.                                    Delaware                  100
     People's Choice TV of St. Louis, Inc.                                         Delaware                  100
     People's Choice TV of Tucson, Inc.                                            Delaware                  100
     Preferred Entertainment, Inc.                                                 Delaware                  100
     Sat-Tel Services, Inc.                                                         Arizona                  100
     SpeedChoice Equipment, Inc.                                                   Delaware                  100
     SpeedChoice of Detroit, Inc.                                                  Delaware                  100
     SpeedChoice of Phoenix, Inc.                                                  Delaware                  100
     Waverunner, Inc.                                                              Delaware                  100
     Wireless Cable of Indianapolis, Inc.                                          Delaware                  100
         Broadcast Cable, Inc.                                                      Indiana                 75.2

Sprint Asian American, Inc.                                                         Kansas                   100

Sprint Capital Corporation                                                         Delaware                  100

SprintCom, Inc.                                                                     Kansas                   100
     SVC BidCo, L.P.                                                               Delaware                   80/(2)/

Sprint Communications of Michigan, Inc.                                            Michigan                  100

Sprint Credit General, Inc.                                                         Kansas                   100

Sprint Credit Limited, Inc.                                                         Kansas                   100

Sprint eBusiness, Inc.                                                              Kansas                   100

Sprint Enterprise Network Services, Inc.                                            Kansas                   100
     Sprint Paranet Canada, Inc.                                                    Canada                   100

Sprint eWireless, Inc.                                                              Kansas                   100

Sprint Healthcare Systems, Inc.                                                     Kansas                   100

Sprint International Holding, Inc.                                                  Kansas                   100
     Japanese Branch of Sprint International Holding, Inc.                           Japan                   100
     SIHI Mexico, S. de R.L. de C.V.                                                Mexico                   99
     SIHI Scandinavia AB                                                            Sweden                   100
     SIHI South Africa (Pty) Ltd.                                                South Africa                100
     Sprint Cayman Holding, Ltd.                                                Cayman Islands               100
         Shanghai Cayman Holding, Ltd.                                          Cayman Islands               100
     SprintCom Belgium BVBA                                                         Belgium                 99.5
     Sprint France SAS                                                              France                   100
     Sprint Hong Kong Limited                                                      Hong Kong                 50
     Sprint International Australia Pty. Limited                                   Australia                 100
     Sprint International Communications Canada ULC                                 Canada                   100

-------------------------------------------------------------------------------------------------------------------

/(2)/ SprintCom, Inc. owns a limited partnership interest.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                                                             Sprint Corporation

----------------------------------------------------------------------------------------------------------------------
                                                                                                          Ownership
                                                                                                        Interest Held
                                                                                Jurisdiction of            By Its
                                                                               Incorporation or           Immediate
Name                                                                             Organization              Parent
----------------------------------------------------------------------------------------------------------------------
(Sprint International Holding, Inc. subsidiaries continued)
     Sprint International Communications Singapore Pte. Ltd.                       Singapore                 100
     Sprint International Communications S.r.l.                                      Italy                   99
     Sprint International do Brasil Ltda.                                           Brazil                   50
     Sprint International Holding Inc. - India Liaison Office                        India                   100
     Sprint International Japan Kabushiki Kaisha                                     Japan                   100
     Sprint Netherlands B.V.                                                      Netherlands                100
     Sprint UK Holdings Limited                                                 United Kingdom               100
     SprintLink Belgium BVBA                                                        Belgium                  .5
     Telecom Entity Participacoes Ltda.                                             Brazil                   50
         JVCO Participacoes Ltda                                                    Brazil                   50
               Holdco Participacoes Ltda.                                           Brazil                  99.9
                   Intelig Telecomunicacoes Ltda.                                   Brazil                  99.9

SprintLink Global Holdings, Inc.                                                    Kansas                   100
     SLGH Scandinavia AB                                                            Sweden                   100
     SprintLink Belgium BVBA                                                        Belgium                 99.5
     SprintLink Denmark ApS                                                         Denmark                  100
     SprintLink France SAS                                                          France                   100
     SprintLink Germany GmbH                                                        Germany                  100
     SprintLink International Singapore Pte. Ltd.                                  Singapore                 100
     SprintLink Italy S.r.l                                                          Italy                   99
     SprintLink Netherlands B.V.                                                  Netherlands                100
     SprintLink UK Limited                                                      United Kingdom               100

Sprint Mexico, Inc.                                                                 Kansas                   100

Sprint Mid-Atlantic Telecom, Inc.                                               North Carolina               100

Sprint Minnesota, Inc.                                                             Minnesota                 100

Sprint Missouri, Inc.                                                              Missouri                  100
     SC Eight Company                                                               Kansas                   100

Sprint Payphone Services, Inc.                                                      Florida                  100

Sprint PCS Canada Holdings, Inc.                                                    Kansas                   100

Sprint TELECENTERS Inc.                                                             Florida                  100

Sprint/United Management Company                                                    Kansas                   100
     Sprint Services, Inc.                                                          Kansas                   100

Sprint Ventures, Inc.                                                               Kansas                   100

Sprint Wavepath Holdings, Inc.                                                     Delaware                  100
     Sprint (Bay Area), Inc.                                                        Florida                  100
     Wavepath Holdings, Inc.                                                       Delaware                 62.5
         Bay Area Cablevision, Inc.                                               California                 100

         Transworld Wireless T.V. - Spokane, Inc.                                  Delaware                  100
         TTI Acquisition Corporation                                               Delaware                  100

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                                                             Sprint Corporation

----------------------------------------------------------------------------------------------------------------------
                                                                                                         Ownership
                                                                                                       Interest Held
                                                                                Jurisdiction of            By Its
                                                                               Incorporation or          Immediate
Name                                                                             Organization              Parent
----------------------------------------------------------------------------------------------------------------------
(Sprint Wavepath Holdings, Inc. subsidiaries continued)
             Desert Winds Comm, Inc.                                              California                 100
         WHI - San Diego, Inc.                                                    California                 100
         Wireless Holdings Purchasing Co.                                          Delaware                  100

SWV Eight, Inc.                                                                    Delaware                  100
     SWV Three Telephony Partnership                                         Delaware Partnership            22
         Cox Communications PCS, L.P.                                        Delaware Partnership           40.8
             Cox PCS Assets, L.L.C.                                                Delaware                  100
             Cox PCS License, L.L.C.                                               Delaware                  100
             PCS Leasing Company, L.P.                                       Delaware Partnership            51

SWV Five, Inc.                                                                     Delaware                  100
     PhillieCo Partners I, L.P.                                              Delaware Partnership           35.3
         PhillieCo Sub, L.P.                                                 Delaware Partnership            99
             PhillieCo, L.P.                                                 Delaware Partnership            99
             PhillieCo Equipment & Realty Company, L.P.                      Delaware Partnership            99
     PhillieCo Partners II, L.P.                                             Delaware Partnership           35.3
         PhillieCo Equipment & Realty Company, L.P.                          Delaware Partnership             1
         PhillieCo, L.P.                                                     Delaware Partnership             1
         PhillieCo Sub, L.P.                                                 Delaware Partnership             1

SWV Four, Inc.                                                                     Delaware                  100
     PhillieCo Partners I, L.P.                                              Delaware Partnership           17.6
     PhillieCo Partners II, L.P.                                             Delaware Partnership           17.6
     SWV Two Telephony Partnership                                           Delaware Partnership            99
         MinorCo, L.P.                                                       Delaware Partnership            15
             American PCS, L.P.                                              Delaware Partnership           /(3)/
                   American PCS Communications, LLC                                Delaware                  99/(4)/
                        APC PCS, LLC                                               Delaware                  99/(5)/
                        APC Realty and Equipment Company, LLC                      Delaware                  99/(5)/
                   American Personal Communications Holdings, Inc.                 Delaware                  100
                        American PCS Communications, LLC                           Delaware                 /(6)/
                        APC PCS, LLC                                               Delaware                 /(6)/
                        APC Realty and Equipment Company, LLC                      Delaware                 /(6)/
             NewTelco, L.P.                                                  Delaware Partnership           /(3)/
             Sprint Spectrum Equipment Company, L.P.                         Delaware Partnership           /(3)/
             Sprint Spectrum L.P.                                            Delaware Partnership           /(3)/
                   Sprint Spectrum Equipment Company, L.P.                   Delaware Partnership          99/(7)/
                   Sprint Spectrum Finance Corporation                             Delaware                  100
                   Sprint Spectrum Realty Company, L.P.                      Delaware Partnership          99/(7)/
                   WirelessCo, L.P.                                          Delaware Partnership          99/(7)/
             Sprint Spectrum Realty Company, L.P.                            Delaware Partnership           /(3)/
             WirelessCo, L.P.                                                Delaware Partnership           /(3)/

-------------------------------------------------------------------------------------------------------------------

/(3)/ MinorCo, L.P. holds a limited and preferred partnership interest of less than 1%.
/(4)/ American PCS, L.P. holds the general partnership interest of greater than
      99%.
/(5)/ American PCS Communications, LLC holds the general partnership interest of greater than 99%.
/(6)/ American Personal Communications Holdings, Inc. holds a limited partnership interest of less than 1%.
/(7)/ Sprint Spectrum L.P. holds the general partnership interest of greater than 99%.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                                                             Sprint Corporation

-----------------------------------------------------------------------------------------------------------------------
                                                                                                          Ownership
                                                                                                        Interest Held
                                                                                Jurisdiction of            By Its
                                                                               Incorporation or           Immediate
Name                                                                             Organization              Parent
-----------------------------------------------------------------------------------------------------------------------
(SWV Four, Inc. subsidiaries continued)
     Sprint Spectrum Holding Company, L.P.                                   Delaware Partnership             15
         American PCS, L.P.                                                  Delaware Partnership             99 /(8)/
         Cox Communications PCS, L.P.                                        Delaware Partnership           59.2
         NewTelco, L.P.                                                      Delaware Partnership             99 /(8)/
         PCS Leasing Company, L.P.                                           Delaware Partnership             49
         Sprint Spectrum L.P.                                                Delaware Partnership             99 /(8)/

SWV One, Inc.                                                                      Delaware                  100
     SWV One Telephony Partnership                                           Delaware Partnership              1
         MinorCo, L.P.                                                       Delaware Partnership             15
         Sprint Spectrum Holding Company, L.P.                               Delaware Partnership             15

SWV Seven, Inc.                                                                    Delaware                  100
     SWV Three Telephony Partnership                                         Delaware Partnership             78

SWV Six, Inc.                                                                      Colorado                  100
     MinorCo, L.P.                                                           Delaware Partnership             30
     Sprint Spectrum Holding Company, L.P.                                   Delaware Partnership             30

SWV Three, Inc.                                                                    Delaware                  100
     SWV Two Telephony Partnership                                           Delaware Partnership              1

SWV Two, Inc.                                                                      Delaware                  100
     SWV One Telephony Partnership                                           Delaware Partnership             99

TDI Acquisition Corporation                                                        Delaware                  100
     WBS California, LLC                                                           Delaware                  100
         WBSE Licensing Corporation                                                Delaware                  100
         WBSS Licensing Corporation                                                Delaware                  100
     WBS Idaho, LLC                                                                Delaware                  100
         WBSB Licensing Corporation                                                Delaware                  100
     WBS Montana, LLC                                                              Delaware                  100
         WBSH Licensing Corporation                                                Delaware                  100
     WBS Oregon, LLC                                                               Delaware                  100
         WBSCB Licensing Corporation                                               Delaware                  100
         WBSK Licensing Corporation                                                Delaware                  100
         WBSR Licensing Corporation                                                Delaware                  100
     WBS Washington, LLC                                                           Delaware                  100
         Kennewick Licensing, LLC                                                  Delaware                  100
         WBSY Licensing Corporation                                                Delaware                  100
     Wireless Broadband Services of America, LLC                                   Delaware                  100
     Wireless Broadcasting Systems of America, Inc.                                Delaware                  100
         Wireless Broadcasting Systems of Boise, Inc.                              Delaware                  100
         Wireless Broadcasting Systems of Coos Bay, Inc.                           Delaware                  100
         Wireless Broadcasting Systems of Eureka, Inc.                             Delaware                  100
         Wireless Broadcasting Systems of Ft. Pierce, Inc.                         Delaware                  100
               WBSFP Licensing Corporation                                         Delaware                  100
         Wireless Broadcasting Systems of Helena, Inc.                             Delaware                  100
         Wireless Broadcasting Systems of Klamath Falls, Inc.                      Delaware                  100

-------------------------------------------------------------------------------------------------------------------
(8) Sprint Spectrum Holding Company, L.P. holds the general partnership interest of greater than
    99%.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                                                             Sprint Corporation

-----------------------------------------------------------------------------------------------------------------------
                                                                                                          Ownership
                                                                                                        Interest Held
                                                                                Jurisdiction of            By Its
                                                                               Incorporation or           Immediate
Name                                                                             Organization              Parent
-----------------------------------------------------------------------------------------------------------------------
(TDI Acquisition Corporation subsidiaries continued)
         Wireless Broadcasting Systems of Melbourne, Inc.                          Delaware                  100
               WBSM Licensing Corporation                                          Delaware                  100
         Wireless Broadcasting Systems of Roseburg, Inc.                           Delaware                  100
         Wireless Broadcasting Systems of Sacramento, Inc.                         Delaware                  100
         Wireless Broadcasting Systems of West Palm, Inc.                          Delaware                  100
               WBSWP Licensing Corporation                                         Delaware                  100
         Wireless Broadcasting Systems of Yakima, Inc.                             Delaware                  100
     Wireless Broadcasting Systems of Knoxville, LLC                               Delaware                  100
         Cherokee Wireless of Knoxville, Inc.                                      Delaware                  100

Transworld Telecommunications, Inc.                                              Pennsylvania                100
     Wavepath Holdings, Inc.                                                       Delaware                 37.5

UCOM, Inc.                                                                         Missouri                  100
     Sprint Communications Company L.P.                                      Delaware Partnership           34.1
         Sprint Communications Company of New Hampshire, Inc.                    New Hampshire               100
         Sprint Communications Company of Virginia, Inc.                           Virginia                  100
         Sprint Licensing, Inc.                                                     Kansas                   100
         United Telephone Company of Kansas                                         Kansas                  1/(9)/
         USST of Texas, Inc.                                                         Texas                   100
         UTI Holding Company, Inc.                                                  Kansas                   100
     SprintCom Equipment Company L.P.                                              Delaware                  49
     Sprint Enterprises, L.P.                                                Delaware Partnership           48.9
         MinorCo, L.P.                                                       Delaware Partnership            40
         PhillieCo Partners I, L.P.                                          Delaware Partnership           47.1
         PhillieCo Partners II, L.P.                                         Delaware Partnership           47.1
         Sprint Spectrum Holding Company, L.P.                               Delaware Partnership            40
     Sprint Global Venture, Inc.                                                    Kansas                 /(10)/
        SGV Corporation                                                             Kansas                   100

United Telephone Company of the Carolinas                                       South Carolina               100
     SC Two Company                                                                 Kansas                   100

United Telephone Company of Eastern Kansas                                         Delaware                  100
     Sprint/United Midwest Management Services Company                              Kansas                   20
         United Teleservices, Inc.                                                  Kansas                   100

United Telephone Company of Florida                                                 Florida                  100
     Vista-United Telecommunications                                                Florida                  49

United Telephone Company of Indiana, Inc.                                           Indiana                  100
     SC Four Company                                                                Kansas                   100

United Telephone Company of Kansas                                                  Kansas                 99/(9)/
     Sprint/United Midwest Management Services Company                              Kansas                   80

-----------------------------------------------------------------------------------------------------------------------------------
/(9)/  Sprint Corporation owns all of the common stock. The voting preferred stock is held by Sprint Communications Company L.P.
/(10)/ Ucom, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                                                             Sprint Corporation

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Ownership
                                                                                                        Interest Held
                                                                                Jurisdiction of            By Its
                                                                               Incorporation or           Immediate
Name                                                                             Organization              Parent
-----------------------------------------------------------------------------------------------------------------------------------
United Telephone Company of New Jersey, Inc.                                      New Jersey                 100

United Telephone Company of the Northwest                                           Oregon                   100

United Telephone Company of Ohio                                                     Ohio                    100
     SC Five Company                                                                Kansas                   100
     United Telephone Communications Services of Ohio, Inc.                          Ohio                    100

United Telephone Company of Pennsylvania, The                                    Pennsylvania                100
     SC Six Company                                                                 Kansas                   100
     United Telephone Long Distance, Inc.                                        Pennsylvania                100
     Valley Network Partnership                                              Virginia Partnership            20

United Telephone Company of Southcentral Kansas                                    Arkansas                  100

United Telephone Company of Texas, Inc.                                              Texas                   100
     SC Seven Company                                                               Kansas                   50

United Telephone Company of the West                                               Delaware                  100


United Telephone-Southeast, Inc.                                                   Virginia                  100
     SC Three Company                                                               Kansas                   100
     Valley Network Partnership                                              Virginia Partnership            20

US Telecom, Inc.                                                                    Kansas                   100
     ASC Telecom, Inc.                                                              Kansas                   100
     LCF, Inc.                                                                    California                 100
     SC Seven Company                                                               Kansas                   50
     Sprint Communications Company L.P.                                      Delaware Partnership           58.9
     SprintCom Equipment Company L.P.                                              Delaware                  51
     Sprint Enterprises, L.P.                                                Delaware Partnership            51
     Sprint Global Venture, Inc.                                                    Kansas                 /(10)/
     Sprint Iridium, Inc.                                                           Kansas                   100
         Iridium U.S., L.P.                                                  Delaware Partnership            27
         Iridium Canada Communications Inc.                                         Canada                   27
         Iridium LLC                                                               Delaware                  3.8
     United Telecommunications, Inc.                                               Delaware                  100
     US Telecom of New Hampshire, Inc.                                           New Hampshire               100


-------------------------------------------------------------------------------------------------------------------
/(10)/  Ucom, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.

EXHIBIT (21)
SUBSIDIARIES OF REGISTRANT (continued)                                                             Sprint Corporation

                                                                                                          Ownership
                                                                                                        Interest Held
                                                                                Jurisdiction of            By Its
                                                                               Incorporation or           Immediate
Name                                                                             Organization              Parent
-----------------------------------------------------------------------------------------------------------------------
Utelcom, Inc.                                                                       Kansas                   100
     Private TransAtlantic Telecommunications System, Inc.                         Delaware                  100
         Private Trans-Atlantic Telecommunications System (N.J.), Inc.            New Jersey                 100
     Sprint Communications Company L.P.                                      Delaware Partnership            4.9
     Sprint Global Venture, Inc.                                                    Kansas                  /(11)/
     Sprint International Incorporated                                             Delaware                  100
         Consortium Communications International, Inc.                             New York                  100
         Dial - The Israeli Company for International Communication
            Services LTD                                                            Israel                  54.4
             Barak I.T.C. - The International Telecommunications
                  Services Corporation                                              Israel                    46
         Marconi-Sprint Servicos de Comunicacao, Lda                               Portugal                   49
         SIHI Mexico S. de R.L. de C.V.                                             Mexico                     1
         SprintCom Belgium BVBA                                                     Belgium                   .5
         SprintLink Italy S.r.l.                                                     Italy                     1
         Sprint FON Inc.                                                           Delaware                  100
         Sprint Global Venture, Inc.                                                Kansas                    86
         Sprint Hong Kong Limited                                                  Hong Kong                  50 /(11)/
         Sprint International do Brasil Ltda.                                       Brazil                    50
         Sprint International Caribe, Inc.                                        Puerto Rico                100
         Sprint International Communications Corporation                           Delaware                  100
             Sprint Communications Company L.P.                              Delaware Partnership            1.9
             Sprint Global Venture, Inc.                                            Kansas                    13
             Tianjin Global Communications Co., Ltd.                                 China                    39
         Sprint International Communications S.r.l.                                  Italy                     1
         Sprint International Construction Company                                 Delaware                  100
         Sprint Israel Cellular, Inc.                                              Delaware                  100
         Sprint R.P. Telekom Sp. z o.o.                                             Poland                    50
         Sprint Telecommunications Services GmbH                                    Germany                  100
         Sprint Telecommunications (UK) Limited                                    Delaware                  100

Wireless Cable of Florida, Inc.                                                     Florida                  100

-------------------------------------------------------------------------------------------------------------------
/(10)/  Ucom, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.

/(11)/  Held in trust for Sprint International Holding, Inc.